EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
                               18 U.S.C. ss.1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Alfacell Corporation (the "Company") on Form 10-Q for the quarter ended April 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Andrew Savadelis, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 14, 2004


                                        /s/ Andrew P. Savadelis
                                        ---------------------------------
                                        Name: Andrew P. Savadelis
                                        Title: Chief Financial Officer
                                               (Principal Financial Officer and
                                               Chief Accounting Officer)

A signed original of this written statement required by Section 906 has been provided to Alfacell Corporation and will be retained by Alfacell Corporation and furnished to the Securities and Exchange Commission or its staff upon request.


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